SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                        /X/

Filed by a Party other than the Registrant    / /

Check the appropriate box:

     / / Preliminary Proxy Statement

     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to ss.240.14a-12


                           THE JENSEN PORTFOLIO, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:




                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721


                                 Proxy Statement

                                       For

                         Special Meeting of Shareholders

                                  July 14, 2003



Enclosed in this package you will find:

Shareholder Letter............................................................3

Shareholder Q&A...............................................................5

Notice of Special Meeting.....................................................7

Proxy Statement...............................................................8

Proposal No. 1................................................................9
     To approve the Amended and Restated Articles of Incorporation for the Fund and to provide for classification of shares

Proposal No. 2................................................................12
     To approve the Amended and Restated Distribution Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940

Appendix A........................................................Appendix A - 1
     Amended and Restated Articles of Incorporation

Appendix B........................................................Appendix B - 1
     Amended and Restated Distribution and Shareholder Servicing Plan

Proxy Card..............................................................Enclosed





                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721


June 9, 2003

Dear Jensen Portfolio Shareholder:

     The Jensen Portfolio has continued to attract an increasing number of new shareholders. As the Fund receives more recognition and attracts new shareholders, we are better positioned to continue lowering the cost of operating the Fund. Our goal, as always, is to enable shareholders to participate in the ownership of companies of the highest quality in a mutual fund with a low expense structure.

     We continue to fashion an organization able to outsource critical tasks such as marketing and shareholder services to established experts. The following proposals are a continuation of these efforts:

     o To approve the Amended and Restated Articles of Incorporation for the Fund to provide for classification of the shares; and

     o To approve the Amended and Restated Distribution and Shareholder Servicing Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     A special meeting of shareholders will be held for the Fund at 5:00 p.m., Pacific Time, on Monday, July 14, 2003, at the location noted on the enclosed proxy statement. To help you review the issues you are being asked to consider and approve, I would like to highlight the proposed changes.

     Amending the Fund's Articles of Incorporation.

     The Fund's existing Articles of Incorporation date back to the founding of the Fund in 1992. The mutual fund marketplace has changed significantly in the past 11 years and we have found it appropriate to make some changes to our Articles to help make the Fund more competitive and shareholder friendly. The major change to the Articles is to allow for the formation of additional classes of shares. We are proposing that two new classes of shares be created with different fee structures and targeted shareholders. The two new classes are the Class R (Retirement) shares targeted to the 401k marketplace and the Class I (Institutional) shares targeted to institutions and individuals willing to invest at least $1,000,000. The addition of these two new classes will make the Fund more broadly available to new investors and provide for a more balanced mix of shareholders. The Fund's existing shares will now be called Class J shares. The characteristics and fee structure of Class J shares will not change, however, the expected growth in Fund assets from the additional classes should ultimately help to reduce the per share operating expenses of the Fund.

     Approving a Combined Distribution and Shareholder Servicing Plan

     With the addition of the two new classes it has become necessary to revise the Fund's existing Distribution Plan and Shareholder Servicing Plan. The revisions make room for the new classes and add flexibility to the plans to make it easier to meet the demands of the various new shareholders coming to the Fund. These revisions will not increase the fees that Class J shares now pay under the existing plans.

     Remember, YOUR VOTE IS IMPORTANT! We want you to be part of the success of The Jensen Portfolio.

     To vote, you may use any of the following methods:

     o By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     o By telephone: Have your proxy card available. Call the toll free number on your proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     o By Internet: Have your proxy card available. Go to the internet address on your proxy card. Follow the simple instructions found on the website.

     Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided or vote by telephone or by Internet. Your prompt response will help avoid the cost of additional solicitation. If you have any questions, please call 1-866-289-2462.

     Your proxy is revocable at any time before Monday, July 14, 2003 at 5:00 p.m., Pacific Time by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise), or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.




                                                          Sincerely,

                                                          /s/Val Jensen
                                                          -------------
                                                          Val Jensen
                                                          Chairman




                        Shareholder Questions and Answers
    Voting the Proposals under the Jensen Portfolio, Inc. Proxy Solicitation

Has the Fund's Board of Directors approved the Proposals?

     Yes. The Board unanimously approved these proposals on May 12, 2003 and May 30, 2003, and recommends that you vote to approve each proposal. The Board has reviewed the proposals and believes they are in the best interests of the shareholders.

Why is the Fund having a Special Shareholder Meeting?

     Under state law, the Fund must obtain your approval to amend the Articles of Incorporation. Under federal law, the Fund must obtain your approval to materially amend the Distribution Plan.

When and where will the Special Shareholder Meeting be held?

     The Special Shareholder Meeting will be held on Monday, July 14, 2003 at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390, at 5:00 p.m., Pacific Time. At this meeting, final votes are cast and ballots are officially tabulated. Shareholders do not need to attend the meeting in person, because the proxies named on your ballot will cast your vote on your behalf. In order for your ballots to be counted at this meeting please return your proxy card promptly.

What proposals am I being asked to vote on?

     The Board of The Jensen Portfolio, Inc. is recommending that shareholders consider and approve two proposals for the Fund.

     (1) Amend and restate the Articles of Incorporation to provide for, among other items, the classification of shares.

     (2)  Amend  the  Distribution   Plan  under  Rule  12b-1  to  provide  more
          flexibility and to reflect differences between the classification of shares and to combine it with the Fund's Shareholder Servicing Plan.

What is the purpose of voting to amend the Articles of Incorporation?

     Shareholder approval of this proposal would allow the Fund the opportunity to offer different share classes with varying expense structures to a variety of shareholders. The purpose of adding additional share classes would be to make the Fund available to a broader array of investors through a variety of distribution channels.

Will my current shares be affected by the issuance of additional share classes?

     As an existing Jensen Portfolio shareholder, any new share class that may be added in the future will not affect your shares.

If my shares are not affected why is my vote necessary?

     The Fund's existing Articles of Incorporation do not provide for more than one share class, so it is necessary for shareholders of the Fund to vote on this amendment.

Would the addition of a new share class offer any benefits to current shareholders?

     In the long run, multiple classes of shares should help broaden the Fund's availability, increase assets in the Fund and ultimately lower the per share operating expenses of the Fund, which are borne by all investors, no matter which share class they own.

Why am I being asked to reapprove the Distribution Plan?

     The Fund has combined its Distribution Plan together with its Shareholder Servicing Plan to allow for more flexibility and easier administration of the plans. There is no increase in fees or additional costs to Class J shareholders under the combined plan.

Why should I vote on these proposals?

     As part owner of the Fund, it is important that you have an opportunity to vote on proposed changes in the Articles of Incorporation. Lastly, it is important that as many shareholders as possible be represented in the voting process. For this reason, Jensen has retained the services of a professional proxy solicitor to help us contact all Fund shareholders. If we do not receive a ballot from you, it is possible that you will receive a call or letter from our solicitor requesting you to vote.

How do I cast my vote?

     For your convenience, you may vote your ballot in three ways:

     o By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     o By Telephone: Have your proxy card available. Call the toll free number on your proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     o By Internet: Have your proxy card available. Go to the internet address on your proxy card. Follow the simple instructions found on the website.

Who do I call for more information?

     As always, if you have questions about The Jensen Portfolio, Inc., including this proxy solicitation, please call us toll free at 1-866-289-2462 and one of our Investor Services Representatives will be happy to help you.



                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                    Notice of Special Meeting of Shareholders
                            To Be Held July 14, 2003



To the Shareholders:

Notice is given that a Special Meeting of Shareholders of The Jensen Portfolio, Inc. will be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Monday, July 14, 2003, at 5:00 p.m., Pacific Time, for the following purposes:

     o To approve the Amended and Restated Articles of Incorporation for the Fund to allow for the Fund to issue multiple classes of shares;

     o To approve the Amended and Restated Distribution and Shareholder Servicing Plan for the Fund shares pursuant to Rule 12b-1 under the Investment Company Act of 1940;

     o To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 23, 2003 are entitled to receive notice of and vote at the Fund's Special Meeting and any adjournment thereof. You are entitled to cast one vote for each share and a fractional vote for each fractional share that you own on the record date.



                                                         /s/Robert G. Millen
                                                         -------------------
                                                         Robert G. Millen
                                                         Secretary


Portland, Oregon
June 9, 2003

     Your vote is important. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided or vote by telephone or by Internet. Your prompt response will help avoid the cost of additional solicitation and ensure that a quorum will be present at the meeting. If you have any questions, please call 1-866-289-2462. Your proxy is revocable at any time before Monday, July 14, 2003 at 5:00 p.m., Pacific Time by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise), or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.





                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                                 Proxy Statement

GENERAL INFORMATION:

     This Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of the Jensen Portfolio, Inc. (the "Fund"), to be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Monday, July 14, 2003, at 5:00 p.m., Pacific Time, for the purposes described in the accompanying Notice of Special Meeting of Shareholders (the "Special Meeting"). For your convenience, we have divided this proxy statement into four parts:

                           Part 1 -- An Overview
                           Part 2 -- The Proposals
                           Part 3 -- More on Proxy Voting
                           Part 4 -- Additional Information

     Your vote is important! You should read the entire proxy statement before voting. If you have any questions, please call the Fund at 1-866-289-2462. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     Management of the Fund ("Management") expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone or personal interview. Georgeson Shareholder Communications, Inc. has been retained to serve as the Fund's proxy solicitor. If solicitation is required, Georgeson Shareholder Communications, Inc. will be paid proxy solicitation fees, between $20,000 and $200,000. The costs of solicitation, including the costs of printing and mailing proxy materials and the costs of holding the Special Meeting, will be borne equally by the Fund and the Fund's investment adviser, Jensen Investment Management, Inc. If the Fund records votes by telephone or Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. We began mailing this Notice of Special Meeting, Proxy Statement and Proxy Card to shareholders of record on or about June 13, 2003.

     The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

     Copies of the Fund's Annual Report for the fiscal year ended May 31, 2002 and the Fund's Semi-Annual Report for the six months ended November 30, 2002 are available upon request, free of charge, by calling (800) 992-4144 or writing to The Jensen Portfolio c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. These reports are also available on the SEC's website, www.sec.gov.



                              PART 1 - AN OVERVIEW

     This Proxy Statement is being furnished by the Board in connection with the solicitation of proxies by the Board for use at the Special Meeting, or any adjournment thereof, to be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Monday, July 14, 2003, at 5:00 p.m., Pacific Time.

     The Board has fixed the close of business on May 23, 2003 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Special Meeting and to vote their shares at the Special Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

     The Fund is a registered investment company organized as an Oregon corporation. The Fund's mailing address is The Jensen Portfolio c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. The Fund commenced operations on August 3, 1992.



                             PART 2 - THE PROPOSALS

                                 Proposal No. 1:
          To Approve the Amended and Restated Articles of Incorporation
              for the Fund to Provide for Classification of Shares

General Information

     A mutual fund is required to organize under the laws of a state and to create and be bound by organizational documents that outline how it will operate. The Fund is organized as an Oregon corporation and is governed by its Articles of Incorporation (the "Current Articles"). The Fund's Current Articles now provide for the issuance of only one class of shares, with each share of the class representing an equal proportionate interest in the Fund. The Fund's Board of Directors (the "Board") recommends that its Current Articles be amended to permit the Board, without further shareholder action, to cause to be authorized one or more additional classes of shares with the characteristics, rights or privileges as the Board may determine, to the extent permitted under the Investment Company Act of 1940 (the "1940 Act"). If this proposal is approved, the Board will be provided with the ability to enhance the Fund's flexibility to sell its shares to the various categories of investors present in today's marketplace. Under proposals currently being considered by the Board, issuance of additional classes will not affect your shares or your ability to purchase additional shares of the Fund in the future.

     Adoption of this proposal is intended to allow the Fund:

     o    a greater opportunity to distribute the Fund's shares;

     o to maintain its competitive position in relation to other funds that have similar multi-class distribution arrangements; and

     o to enable investors to choose the purchasing method that best suits their individual situations, thereby attracting additional investments from current shareholders and new investors by offering investment flexibility.

     To the extent additional classes are authorized for the Fund and the Fund thereby attracts additional investments, use of multiple share classes may result in some reduction in annual expenses per share for existing Fund shareholders.

     The Board expects to review various distribution strategies that contemplate the use of different classes of shares by the Fund. If shareholders of the Fund approve this proposal, the Board could thereafter institute a class structure for the Fund allowing it to issue multiple classes of shares to different categories of investors. In general, the shares of each class would be identical in all respects except that the allocation of distribution, administrative, support service will be specific to each class. This would provide the Fund the flexibility to better tailor its methods of marketing, administering, and distributing shares to the needs of particular investors. For example, certain investors prefer to purchase shares of a mutual fund through a financial adviser. Often that financial adviser is compensated for the advice it provides the investor. Many mutual funds compensate the financial intermediary to the extent the financial intermediary directs investments into such mutual Funds. The Fund is not available now to many of these types of investors because it is unable to provide this compensation to financial intermediaries.

     All classes would represent the same interest in the Fund and have identical voting, dividend, liquidation, and other rights, except that the shares of a class may be subject to special charges and expenses (including, but not limited to, front-end and deferred sales charges, expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as approved from time to time by the Board and, if required by the 1940 Act or other law, the shareholders of the affected class. The charges and expenses applicable to a class of shares may differ from those applicable to another class within the Fund. If this Proposal is approved, the outstanding shares of the Fund will be redesignated as "Class J Common Stock" with rights and privileges identical to the Fund's existing shares.

     In addition to amending the Current Articles to authorize the issuance of additional classes of shares, in this Proposal the Board is asking shareholders to approve a restatement of the Fund's Current Articles. The Board has determined that it is in the best interest of the Fund and its shareholders to amend and restate the Current Articles. The form of Amended and Restated Articles of Incorporation (the "Proposed Articles") is included with this proxy statement as Appendix A. The Fund will remain an Oregon corporation, and the Proposed Articles will continue to be governed by Oregon law. In addition, the operations of the Fund will remain subject to the 1940 Act and its related rules.

The Differences between the Current Articles and the Proposed Articles

     The following discussion summarizes the material differences between the Current Articles and the Proposed Articles. The Proposed Articles also contain changes that are not material and are not described here. Please review the entire Proposed Articles before you decide how to vote on this proposal.

     Classes. Under the Proposed Articles, the Board will have the ability to classify authorized but unissued shares of the Fund into multiple classes with different sales charge and distribution financing alternatives as they deem appropriate and in the best interests of the Fund's shareholders. Proceeds of sales of all classes of shares issued by the Fund will be invested together in a common investment portfolio in which the Fund is invested.

     Authorized Shares of Capital Stock. The Fund is now authorized to issue 100 million shares of common stock. Under Oregon law, the Board has the authority to decrease or increase the number of shares authorized for issuance without shareholder approval. If the Proposed Articles are approved, the Fund will be authorized to issue five billion shares of common stock to be designated as follows: two billion shall be designated as Class J shares, one billion shall be designated as Class I shares, one billion shall be designated as Class R shares and one billion shall be left undesignated. All authorized common shares of the Fund will be issuable at any time without further authorization from the shareholders. The holder of each share of common stock will continue to have equal voting rights in relation to the holder of other shares of common stock of the Fund.

     Voting Rights. If the Proposed Articles are approved, all shares of the Fund then issued and outstanding and entitled to vote--irrespective of class--will be voted in the aggregate and not by class on any matter submitted to a vote of shareholders of the Fund, except when otherwise required by Oregon law or the 1940 Act (in which case shares will be voted by individual class) or when the matter affects only a particular class (in which case only the affected class will vote).

     Amendments. Unless a corporation's articles of incorporation provide otherwise, an amendment to a corporation's articles of incorporation are approved if the votes cast in favor of the amendment exceed the votes cast against the amendment at a meeting at which a quorum is present. Under the Current Articles, any amendment must be approved by a majority of the outstanding shares of the Fund. The Board believes it is in the Fund's best interest to change the voting threshold for approving future amendments to the Fund's Articles of Incorporation. Accordingly, if the Proposed Articles are approved, any future amendment to the Proposed Articles will require that the votes cast in favor of the amendment exceed the votes cast against the amendment at a meeting at which a quorum is present.

     Director and Officer Liability and Indemnification. Oregon law allows a corporation to eliminate or limit personal liability of directors for monetary damages for conduct as a director, but the corporation may not eliminate liability for

     o any breach of the director's duty of loyalty to the corporation or its shareholders,
     o actions or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

     o    any unlawful distribution to shareholders, and

     o    any transaction from which the director derived an improper benefit.

The Current Articles and Proposed Articles eliminate personal liability of the Fund's directors for conduct as a director except as prohibited by Oregon law or the 1940 Act.

     Oregon law also provides for mandatory indemnification (unless limited by the corporation's articles of incorporation) of directors against reasonable expenses incurred in connection with an action, suit or proceeding with respect to which the director is successful in defending. This mandatory indemnification also extends to officers, employees and agents unless the corporation's articles of incorporation provide otherwise. The Current Articles and the Proposed Articles provide for mandatory indemnification of directors, officers, employees and agents against reasonable expenses incurred in a proceeding.

     In addition, a corporation is permitted to indemnify an individual made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or other (including an action or proceeding by or in the right of the corporation) because the individual is or was an officer, director, employee or agent of the corporation against liability (including obligations to pay a judgment, settlement, penalty, fine and expenses of counsel) incurred in the proceeding if

     o    the person's conduct was in good faith;

     o the person reasonably believed his conduct was in the best interests of the corporation or at least not opposed to its best interests; and

     o in a criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

Under the Current Articles and Proposed Articles, directors, officers, employees and agents of the Fund are and will be indemnified to the fullest extent not prohibited by law, including the 1940 Act.

     Oregon law also permits a corporation to grant a right of indemnification in respect of any proceeding by or in right of the corporation against the reasonable expenses (including attorneys' fees) incurred if the person concerned acted in good faith and in a manner the person reasonably believed to be in or at least not opposed to the best interests of the corporation, except that no indemnification may be granted if such person is adjudged to be liable to the corporation unless permitted by a court. The Current Articles and Proposed Articles provide for such indemnification to directors, officers, employees and agents of the Fund.

     An Oregon corporation may pay for or reimburse the reasonable expenses incurred by an individual in defending a proceeding in advance of the proceeding's final disposition if the person receiving the advance furnishes to the corporation (i) a written affirmation of this or her good faith belief that he or she has met the prescribed standard of conduct and (ii) a written undertaking to repay the advance if it is determined that the person did not meet the standard of conduct. Although the Current Articles do not provide for the mandatory reimbursement or advancement of expenses to any person, the Fund's bylaws contain such provisions for directors and officers. The Fund's bylaws may be amended by the Fund's Board at any time without shareholder approval. Under the Proposed Articles, any person who is made a party to an action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Fund will be reimbursed for reasonable expenses (or the Fund may pay the expenses) incurred in advance of the final disposition of any proceeding provided the person furnishes the Fund with the written affirmation and undertaking discussed above, just as the bylaws provide now for the Fund's officers and directors.

     The indemnification provisions of the Current Articles will apply to any acts of the Fund's officers and directors committed prior to the time the Proposed Articles are approved by shareholders of the Fund and filed with the Secretary of the State of Oregon.


Required Vote on Proposal 1

     Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares of the Fund.

            The Board recommends that you vote "FOR" Proposal No. 1.


                                 Proposal No. 2:
       To Approve the Amended and Restated Distribution Plan for the Fund
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940

Introduction

     The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act on July 26, 2001 ("Existing Distribution Plan") and it was renewed by the Board on July 25, 2002. The Existing Distribution Plan allows the Fund to use its assets to promote the sale and distribution of the Fund's shares. Under the Existing Distribution Plan, the Fund may pay fees up to an annual rate of 0.10% of the Fund's average daily net assets to the Fund's distributor or other qualified recipients with whom the Fund has entered into a written distribution agreement in connection with the promotion and distribution of Fund shares. The Fund also adopted a Shareholder Servicing Plan on March 12, 2001 ("Servicing
Plan") which allows the Fund to pay fees out of the Fund's assets for shareholder support services provided by certain shareholder servicing agents who have entered into written shareholder servicing agreements with the Fund. Under the terms of the Servicing Plan, the Fund may pay fees for these services up to an annual rate of 0.15% of the Fund's average daily net assets. Accordingly, under the terms of the Existing Distribution Plan and Servicing Plan, combined Fund expenses relating to payments made under each plan may not exceed, on an annual basis, an amount greater than 0.25% of the Fund's average daily net assets.

     The Board, including a majority of the independent directors, none of whom has any direct or indirect financial interest in the proposed distribution plan, are asking shareholders of the Fund to approve an Amended and Restated Distribution and Shareholder Servicing Plan ("Restated Distribution Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Restated Distribution Plan would replace the Existing Distribution Plan and Servicing Plan by essentially combining them into one plan with annual expenses for distribution and shareholder servicing not exceeding 0.25% of the Fund's average daily net assets (for existing holders of the Fund's shares). The SEC has interpreted the 1940 Act as prohibiting a mutual fund from financing, directly or indirectly, activities that are primarily intended to result in the sale of its own shares, unless a plan under Rule 12b-1 for that financing has been approved by the independent directors and the shareholders of the Fund. A copy of the proposed Restated Distribution Plan is attached to this Proxy Statement as Appendix B.

     What follows below is a summary description of the proposed Restated Distribution Plan. Other than the ability of the Fund to use up to 0.25% of Fund assets on an annual basis to pay for distribution services (as opposed to 0.10% under the Existing Distribution Plan and up to 0.15% of Fund assets for shareholder support services under the Servicing Plan), there are no material differences between the Existing Distribution Plan and the proposed Restated Distribution Plan. Accordingly, existing shareholders of the Fund (who will hold Class J shares if the Proposed Articles are approved) will pay no additional expenses for distribution and shareholder servicing under the proposed Restated Distribution Plan than they pay now under the Existing Distribution Plan and Servicing Plan.

Proposed Restated Distribution Plan

     The proposed Restated Distribution Plan provides for combined payment of marketing and shareholder servicing expenses of up to 0.25% of average daily net assets for Class J shares (there are no additional costs for Class J under the Restated Distribution Plan) and 0.50% of average daily net assets for Class R shares. Class I shares will be subject to a separate Shareholder Servicing Plan under which those shares may be assessed a fee of up to 0.10% of average daily net assets. That plan is not guided by Rule 12b-1 and is not discussed in this Proxy Statement.

     Payments to the Fund's distributor (the "Distributor"), in accordance with the Restated Distribution Plan would be made pursuant to a distribution agreement to be entered into by the Fund and the Distributor. Any payments made by the Distributor to other brokers or administrators with funds received as compensation under the Restated Distribution Plan would be made pursuant to sub-agreements entered into between the Distributor and each such broker or administrator. The Distributor would have the right to select, in its sole discretion, the brokers and administrators to participate in the Restated Distribution Plan and to terminate without cause and in its sole discretion any agreement entered into by the Distributor and a broker or administrator.

     The purpose of the Restated Distribution Plan is to attract additional shareholders into the Fund and thereby help increase the asset levels of the Fund. This should help reduce the expense ratios of the Fund to the extent that such expense ratios are affected by costs that are not tied to asset levels. This is accomplished by attracting the interest of the broadest spectrum of financial intermediaries in marketing shares of the Fund to the public. A Restated Distribution Plan provides a method of reimbursing such firms for their marketing and distribution expenses, including selling commissions that they offer to their financial consultants.

Other Provisions of the Proposed Restated Distribution Plan

     All material amendments to the proposed Restated Distribution Plan must be approved by a vote of the Board and the independent directors, cast in person at a meeting called for the purpose of voting on such amendment. The Restated Distribution Plan may not be amended to materially increase the costs that the Fund may bear for distribution pursuant to the Restated Distribution Plan without being approved by the affirmative vote of a majority of the shareholders of the Fund.

Effectiveness of the Proposed Distribution Plan

     If approved by shareholders, the Restated Distribution Plan will become effective on or about August 1, 2003 or as soon as practicable thereafter, and will remain in effect for a period of one year from its effective date. It may be continued thereafter if it is approved at least annually by a majority of the Fund's Board and a majority of the independent directors, cast in person at a meeting called for the purpose of voting on the continuance of the Restated Distribution Plan. If the Restated Distribution Plan is approved by shareholders at the Special Meeting, the Fund's Prospectus and Statement of Additional Information will be amended or supplemented to reflect the changes.

Evaluating the Distributor

     For so long as the Restated Distribution Plan remains in effect, the Distributor must prepare and furnish to the Board on a quarterly basis, and the Board will review, a written report of the amounts expended under the Restated Distribution Plan and the purpose for which such expenditures were made. In addition, while the Restated Distribution Plan is in effect, the authority to select and nominate independent directors will be vested in the independent directors then in office.

Comparison of Fees

     The table below describes the fees and expenses that you would pay if you buy and hold shares of the different classes of the Fund. Remember, the characteristics and fee structure of Class J shares will not change. Because Class R and Class I shares have not yet commenced operations, the expenses shown below are estimated.

                                SHAREHOLDER FEES
                    (fees paid directly from your investment)

                                      None

                         ANNUAL FUND OPERATING EXPENSES
                  (expenses that are deducted from Fund assets)

                                          Class J        Class R       Class I
                                          ----------    ----------     ---------
Management Fees                             0.50%         0.50%         0.50%
Distribution and Service (12b-1) Fees (1)   0.25%         0.50%         None
Other Expenses                              0.15%(2)      0.15%(2)      0.25%(3)
Total Annual Fund Operating Expenses        0.90%         1.15%         0.75%
                                          ==========    ==========     =========
-------------

(1) Class J assesses a Distribution and Shareholder Servicing fee of 0.25% of average daily net assets. Class R assesses a Distribution and Shareholder Servicing fee of 0.50% of average daily net assets. Class I does not have a Distribution and Shareholder Servicing Plan.
(2) Other Expenses for Classes J and R include custodian, transfer agency, and other customary Fund expenses not listed above which are based on the previous year's expenses.
(3) Other Expenses for Class I include: (a) custodian, transfer agency, and other customary Fund expenses not listed above which are estimated to total 0.15% of average daily net assets; and (b) an annual shareholder servicing fee of up to 0.10% of average daily net assets for Class I shares.

The Evaluation by the Board

     In determining whether to adopt the Restated Distribution Plan and recommend its approval to the Fund's shareholders, the Board considered all pertinent factors they believed reasonably necessary to make an informed decision whether adoption of the Restated Distribution Plan was in the best interest of the Fund's shareholders.

     First, the directors considered the circumstances expressed by Management making adoption of the Restated Distribution Plan necessary and appropriate to achieve growth in the Fund's assets and help lower expenses for existing Fund shareholders. Management explained to the directors that penetrating certain investor markets, particularly the 401(k) retirement plan market, required a higher 12b-1 fee because distributors incurred more costs marketing Fund shares to those investors.

     The directors also considered the causes of the circumstances making the Restated Distribution Plan necessary to achieve consistent growth and attract more long-term investors. Management explained to the Fund's directors that much of the growth in the Fund over the last year had come from retail investors who are more likely to invest based on past performance and who are not necessarily invested in the Fund for the long-term, unlike the usual 401(k) plan investor. Management explained that an exodus of shareholders and the resulting net cash outflow would increase expenses for the Fund and have a negative affect on the Fund's performance. The directors agreed that growth in Fund assets from the 401(k) plan market was important for the Fund to lessen its dependence on retail shareholders and to provide for more consistent growth.

     The directors asked Management how the Restated Distribution Plan would help penetrate the 401(k) investor market, and what level of expenditures would be necessary to engage distributors to effectively sell the Fund's shares to the new markets. Included in this discussion was the consideration by the directors of the relationship of the distribution and servicing expenditures for the proposed Class R shares to the overall cost structure of the Fund. Management explained that based on its research and analysis of the distribution fees necessary to effectively penetrate the 401(k) plan market, a distribution fee of 0.50% would be sufficient to engage distributors to market the Fund's proposed Class R shares to 401(k) plan investors and other retirement plan investors.

     In their consideration of the nature of the anticipated benefits to, and the effect on, the Fund's existing shareholders (i.e., a growth in Fund assets from a broader group of investors), the directors concluded that as Fund assets grow the existing investors should benefit from the expenses being spread over a larger asset base.

     Among the other factors considered by the Board was whether the Fund's investment adviser might benefit from the Restated Distribution Plan. The directors concluded that the investment adviser would benefit to some extent if the Fund's assets increased due to successful penetration of new investor markets using the fees provided by the proposed Restated Distribution Plan because the adviser's fee is based on a percentage of total net assets in the Fund.

     Finally, the directors considered whether the Fund would receive the anticipated benefits from the Restated Distribution Plan. Based on Management's analysis of the new investor markets to be targeted by the Fund, the directors concluded that if the proposed Restated Distribution Plan is implemented, the prospect for an increase in the Fund's assets resulting over the long-term in a reduction of per-share expenses for the Fund was reasonable.

     Based on its review and consideration of the factors listed above, in particular (i) the minimal costs under the Restated Distribution Plan compared to the expected benefits to the Fund by adopting the Restated Distribution Plan, and (ii) that using distribution fees should help the Fund achieve consistent growth in assets over the long-term, especially by penetrating the 401(k) plan investor market, the Board concluded that there is a reasonable likelihood that the proposed Restated Distribution Plan will benefit the Fund and its shareholders.


Required Vote on Proposal 2

     Approval of the Restated Distribution Plan requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Special Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Special Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.


            The Board recommends that you vote "FOR" Proposal No. 2.


                                 Other Matters:

     The Board knows of no other matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If, however, any other business should properly come before the Special Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

                         Part 3 - More on Proxy Voting:

Record Date

     Only shareholders of record of the Fund at the close of business on the Record Date, May 23, 2003, are entitled to receive notice of the Special Meeting and may vote at the Special Meeting. As of the close of business on May 23, 2003, 69,296,589.1740 shares of Common Stock of the Fund were issued and outstanding. Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund's outstanding shares, except as follows:

---------------------------------------- ---------------- ----------------------
Fund Name and                              No. of Shares  Percent of Outstanding
Shareholder Name and Address                  Owned            Shares Owned
---------------------------------------- ---------------- ----------------------
Charles Schwab & Co., Inc.                 31,164,728.663        44.97%
Reinvest Account
Special Custody Account for the
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

---------------------------------------- ---------------- ----------------------
National Financial Services LLC            11,615,760.501        16.76%
Custody for the benefit of its Customers
Attn: Mutual Funds Department, 5th Floor
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

---------------------------------------- ---------------- ----------------------
Pershing LLC                               6,045,544.643         8.72%
Attn:  Wing Liang
Mutual Fund Trading Manager
P.O. Box 2052 Jersey City, NJ 07303-2052

---------------------------------------- ---------------- ----------------------
JP Morgan Chase Trust                      5,648,470.196         8.15%
For the Benefit of Federal Reserve
Employee Benefit System Thrift Plan
Attn:  Claudette Anthony
3 Chase Metrolich Center, 5th Floor
Brooklyn, NY  11245-0001
---------------------------------------- ---------------- ----------------------

Voting of Proxies

     Whether you expect to be personally present at the Special Meeting or not, please vote your proxy. You may submit the proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; (2) by telephone; or (3) by Internet. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted "FOR" Proposals 1 and 2 as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting Monday, July 14, 2003 at 5:00 p.m., Pacific Time. Any shareholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

Quorum

     Under the Fund's Bylaws, a quorum of shares will be present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy. All proxies that are duly signed by a shareholder will be counted towards establishing a quorum, regardless of whether the shareholder has instructed the proxy as to how to vote, including proxies returned by brokers for shares held by brokers as to which no voting instructions are indicated ("Broker non-votes"). Broker non-votes and abstentions will have the effect of a "No" vote on each of the proposals presented in this Proxy Statement because the required vote is a percentage of the Fund's shares present or outstanding.

     If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

               If you do not expect to attend the Special Meeting,
            please sign your Proxy Card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay.
                            No postage is necessary.



                         PART 4 - ADDITIONAL INFORMATION

Service Providers of the Fund

     Jensen Investment Management, Inc., 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon, 97204-3721 serves as the Fund's investment adviser.

     Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 is principal underwriter for the Fund and is authorized to distribute the Fund's shares pursuant to a Distributor Agreement dated March 12, 2001, which agreement was renewed on July 25, 2002.

     US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund's administrator, transfer agent and dividend disbursing agent.

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 serves as custodian of the Fund's cash and securities.


Submission of Certain Shareholder Proposals

     The Fund is not required to hold annual shareholder meetings. Because the Fund is not required to hold a regular meeting of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Robert G. Millen, Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.



Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

     Please advise the Fund, in care of Robert G. Millen, Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

     Your vote is important. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided or vote by telephone or by Internet. Your prompt response will help avoid the cost of additional solicitation. If you have any questions, please call 1-866-289-2462. Your proxy is revocable at any time before Monday, July 14, 2003 at 5:00 p.m., Pacific Time by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise), or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

By Order of the Board,


                                                   /s/Robert G. Millen
                                                   -------------------
                                                   Robert G. Millen, Secretary
June 9, 2003



                                                                      Appendix A


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           THE JENSEN PORTFOLIO, INC.

                                    ARTICLE I

                                      NAME

     The  name  of  the   corporation  is  The  Jensen   Portfolio,   Inc.  (the
     "Corporation").

                                   ARTICLE II

                                     PURPOSE

     The purposes for which the Corporation is organized are:

     A. To conduct and carry on the business of an open-end investment company of the management type under the Investment Company Act of 1940.

     B. To engage in any other lawful activity for which corporations may be organized under the Oregon Business Corporation Act, as amended from time to time (the "Act").

                                   ARTICLE III

                  AUTHORIZED STOCK; SALE AND ISSUANCE OF SHARES

     A. The Corporation is authorized to issue 5,000,000,000 shares of Common Stock.

     B. The Board of Directors is authorized, subject to limitations prescribed by the Act, the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the "1940 Act") and the provisions of this Article, to provide for the issuance of shares of Common Stock in classes, to establish from time to time the number of shares to be included in each class, including increases in the authorized number of shares of that class pursuant to Section 60.434(6) of the Act, and to determine the designations, relative rights, preferences and limitations of the shares of each class. Without limiting the foregoing, the shares of each class may be subject to charges and expenses (including by way of example, but not by way of limitation, redemption fees or fees for administration plans, service plans, or other plans or arrangements, however designated), which charges and expenses may differ from those applicable to another class, and all of the charges and expenses to which a class is subject shall be borne by that class and shall be appropriately reflected, in the manner determined by the Board of Directors, in determining the net asset value of, the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of the class. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that shares of any class shall be convertible
(automatically, optionally or otherwise) into shares of one or more other classes in accordance with the requirements and procedures established by the Board of Directors.

     C. Holders of Common Stock shall have the following rights (unless provided otherwise by the Board of Directors with respect to any class at the time it is established and designated):

          (1) Voting. On each matter submitted to a vote of the shareholders, each holder of shares of Common Stock shall be entitled to one vote for each share held, irrespective of the class, and all shares of all classes shall vote as a single class ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of any class is required by the Act or by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of Single Class Voting; (b) if the separate vote requirement referred to in clause (a) above applies with respect to one or more classes, then, subject to clause (c) below, the shares of all other classes shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular class, only the holders of shares of the one or more affected classes shall be entitled to vote.

          (2) Dividends and Distributions.

               (a) The holders of each class of Common stock shall be entitled to dividends if, as and when authorized by the Board of Directors.

               (b) No dividend, distribution, subdivision, combination or reclassification of any class of Common Stock shall occur unless a like dividend, distribution, subdivision, combination or reclassification is made with respect to all other classes of Common Stock then outstanding; provided that any charges and expenses that apply to one or more classes shall be reflected in the amount of dividends or distributions made to those classes.

          (3) Liquidation. On dissolution and liquidation of the Corporation, whether voluntary or involuntary, the holders of each class of Common Stock shall be entitled to receive, pro rata, any remaining assets of the Corporation; provided that any charges and expenses that apply to one or more classes shall be reflected in the amount of distributions made to those classes.

     D. There is hereby established (i) a class of shares of Common Stock of the Corporation, designated "Class J Common Stock," to consist of 2,000,000,000 shares  of  Common  Stock,  (ii) a  class  of  shares  of  Common  Stock  of the
Corporation, designated "Class I Common Stock," to consist of 1,000,000,000 shares of Common Stock, and (iii) a class of shares of Common Stock of the Corporation, designated "Class R Common Stock," to consist of 1,000,000,000 shares of Common Stock. Upon filing of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Oregon, each share of Common Stock then outstanding shall become one fully paid and nonassessable share of Class J Common Stock. Prior to the issuance by the Corporation of any shares of a class of Common Stock other than Class J Common Stock, any reference by the Corporation or its officers, directors, employees or agents to "Common Stock" shall be deemed a reference to Class J Common Stock.

     E. The shares of Class I Common Stock and Class R Common Stock classified hereby shall have the relative rights, preferences, and limitations as set forth elsewhere in these Articles with respect to Common Stock generally, shall be subject to the charges and expenses imposed by the Board of Directors pursuant to a plan adopted under Rule 18f-3 (or successor or similar provision) under the 1940 Act and disclosed in the registration statement of the Corporation on Form N-1A (or any successor form) filed with the Securities and Exchange Commission, including the Corporation's prospectus and Statement of Additional Information as amended from time to time, in effect at the time such shares are issued (the "Registration Statement").

                                   ARTICLE IV

                             DIVIDENDS; REDEMPTIONS

     A. Except as otherwise provided in this Article, a shareholder may require the Corporation to redeem all or any part of shares of the Corporation upon deposit of the shares for redemption, in the manner and in accordance with the conditions prescribed by the Board of Directors. Shares deposited for redemption shall be redeemed by the Corporation at the redemption price for the shares as determined in the manner set out in this Article.

     B. The redemption price per share shall be the net asset value per share of that class, as determined by or under the direction of the Board of Directors, less the redemption fee or other charge, if any, fixed by the Board of Directors in accordance with the 1940 Act. The net asset value per share shall be determined on all days on which the New York Stock Exchange is open for business and at such other time or times as the Board of Directors designates, unless such determination is suspended.

     C. Net asset value per share of a class shall be determined by dividing the value of the net assets of that class (the value of the securities and other assets attributable to that class less the liabilities attributable to that class) by the total number of shares of that class outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the 1940 Act.

     D. The Board of Directors may suspend the determination of net asset value for all or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which (a) the disposal by the Corporation of investments owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Corporation fairly to determine the value of its assets, or (iv) as the federal Securities and Exchange Commission or any successor governmental authority may by order permit for the protection of shareholders of the Corporation. Whenever the Board of Directors, by declaration or resolution, has suspended the determination of net asset value pursuant to this Article, the right of any shareholder to require the Corporation to redeem shares shall be likewise suspended, despite deposit before suspension. When a suspension is in effect, any shareholder may withdraw certificates from deposit or may leave them on deposit, in which case the redemption price shall be the net asset value next determined after the suspension is terminated.

     E. In determining for the purposes of this Article the total value of the assets of the Corporation, investments and any other assets of the Corporation shall be valued in the manner determined from time to time by the Board of Directors.

     F. The right of any holder of shares redeemed by the Corporation to receive dividends or distributions thereon and all other rights of such holder with respect to such shares shall terminate when the redemption price of the shares is determined, except for the right of the holder to receive (i) the redemption price of the shares from the Corporation in accordance with the provisions hereof and (ii) any dividend or distribution to which the holder had previously become entitled as the record holder of shares on the record date for the dividend or distribution.

     G. Payment of the redemption price by the Corporation may be made either in cash or in securities or other assets at the time owned by the Corporation, or partly in cash and partly in securities or other assets at the time owned by the Corporation. Any payment to be made in securities or other assets of the Corporation shall be the value used in determining the redemption price.

     H. The obligation of the Corporation to redeem its shares hereunder is conditional upon the ability of the Corporation to comply with the provisions of the Act relating to distributions to shareholders by means of share redemptions. The right to redeem shall terminate upon adoption of a plan of liquidation or dissolution of the Corporation by the Board of Directors.

     I. The Corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon the terms and conditions and for the consideration as the Board of Directors deems advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the Board of Directors at the time or times as the Board of Directors designates, and the Corporation may take all other steps deemed necessary or advisable in connection therewith.

     J. The Corporation, pursuant to resolution of the Board of Directors, may cause the Corporation, upon the terms set forth in the resolution and in this Article, to redeem at net asset value the shares of any holder whose shares have a current net asset value of less than a minimum amount that the Board of Directors may determine from time to time. No such redemption shall be effected unless the Corporation has given the holder at least 30 days' notice of its intention to redeem such shares and an opportunity to purchase a sufficient number of additional shares to bring the aggregate current net asset value of the holder's shares to such minimum amount. Upon redemption of shares pursuant to this section, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of the shares so redeemed, less any redemption charge that may be imposed by the Corporation in connection with such redemption and described in the Corporation's Registration Statement. Notwithstanding any other provision of this Article, if certificates representing such shares have been issued, the redemption price need not be paid by the Corporation until the certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for that purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

     K. The Board of Directors may delegate any of its powers and duties under this Article with respect to appraisal of assets and liabilities and determination of net asset value or with respect to suspension of the determination of net asset value to an officer of the Corporation, the custodian or depository of the Corporation's assets, or to the investment adviser of the Corporation.

     L. The obligations set forth in this Article may be suspended or postponed as permitted pursuant to the 1940 Act.

     M. Except as provided in the next sentence of this Article IV.M, shares of any class hereafter issued which are redeemed, exchanged, or otherwise acquired by the Corporation shall return to the status of authorized and unissued shares of that class. Upon the redemption, exchange, or other acquisition by the Corporation of all outstanding shares of any class hereafter issued, all shares of that class shall return to the status of authorized and unissued shares without designation as to class, and all provisions of these Articles relating to that class shall cease to be of further effect and shall cease to be a part of these Articles.

                                    ARTICLE V

                        DETERMINATION OF NET ASSET VALUE

     Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles, by or pursuant to the direction of the Board of Directors, as to: the amount and allocation of the assets, liabilities, income, expense, gain, or loss of the Corporation; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration, or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created, shall have been paid or discharged, or shall be then or thereafter required to be paid or discharged); the price or closing bid or asked price of any investment owned or held by the Corporation; the amortized or market value of any investment or fair value of any other asset of the Corporation; the fair market value of assets accepted as consideration for shares; the number of shares of the Corporation outstanding; the estimated expense to the Corporation in connection with purchases of its shares; the ability to liquidate investments in an orderly fashion; the extent to which it is practicable to deliver a cross-section of the securities held in any portfolio of the Corporation in payment for any shares pertaining to that portfolio; or any other matters relating to the issue, sale, purchase, or other acquisition or disposition of investments or shares of the Corporation shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present, and future; and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as set forth above.

                                   ARTICLE VI

                               DIRECTOR LIABILITY

     No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Act or the 1940 Act. No amendment to the Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of the amendment.

                                   ARTICLE VII

                                 INDEMNIFICATION

     The Corporation shall indemnify to the fullest extent not prohibited by law, including the Act and the 1940 Act, any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or other (including an action, suit, or proceeding by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust, or other enterprise. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such person in any such proceeding in advance of the final disposition of the proceeding if the person sets forth in writing (i) the person's good faith belief that the person is entitled to indemnification under this Article and (ii) the person's agreement to repay all advances if it is ultimately determined that the person is not entitled to indemnification under this Article. No amendment to this Article that limits the Corporation's obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers, employees, agents, and fiduciaries that may be included in any statute, bylaw, agreement, general or specific action of the Board of Directors, vote of shareholders, or other document or arrangement.

                                  ARTICLE VIII

                         ANNUAL MEETING OF SHAREHOLDERS

     The Corporation shall not be required to hold an annual meeting of shareholders.







                                                                      Appendix B

                             JENSEN PORTFOLIO, INC.

                              Amended and Restated
                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
                                  (12b-1 Plan)

     The following Distribution and Shareholder Servicing Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Jensen Portfolio, Inc. (the "Fund"), an Oregon corporation, on behalf of the classes described on Schedule A (the "Classes"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested
Directors"), cast in person at a meeting called for the purpose of voting on such Plan.

     In approving the Plan, the Board of Directors determined that adoption of the Plan would be prudent and in the best interests of the Fund and its shareholders. Such approval by the Board of Directors included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     The provisions of the Plan are as follows:

1. PAYMENTS BY THE FUND

     The Fund will pay Quasar Distributors, LLC (the "Distributor"), as a principal underwriter of the Fund's shares, a distribution and shareholder servicing fee of the percentage of the average daily net assets of each Class of the Fund as provided on Schedule A in connection with the promotion and
distribution  of  Fund  shares  and  the  provision  of  personal   services  to
shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement"), a form of which is attached hereto as Appendix A with respect to the Fund. To the extent not so paid by the Distributor such amounts may be retained by the Distributor. Payment of these fees shall be made monthly promptly following the close of the month. If the Distributor and/or any Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under this Section of the Plan, the unpaid amount shall be carried forward from period to period (not to exceed three years) while the Plan is in effect until such time as it is paid. The Distributor and/or any Recipient shall not, however, be entitled to charge the Fund any interest, carrying or finance fees in connection with such carried forward amounts.

2. RULE 12B-1 AGREEMENTS

     (a) No Rule 12b-1 Agreement shall be entered into with respect to the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Fund's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement. The form of Rule 12b-1 Agreement relating to the Fund attached hereto as Appendix A has been approved by the Fund's Board of Directors as specified above.

     (b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

     (c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of such Fund, or by vote of a majority of the Disinterested Directors, on not more than 60 days' written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

     (d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3. QUARTERLY REPORTS

     The Distributor shall provide to the Board of Directors, and the Directors shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Directors may reasonably request.

4. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective immediately upon approval by the vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to the Fund for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days' written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Disinterested Directors.

5. SELECTION OF DISINTERESTED DIRECTORS

     During the period in which the Plan is effective, the selection and nomination of those Directors who are Disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors.

6.       AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.


7.       RECORDKEEPING

     The Fund shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.




                                   Schedule A
                                     to the
                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
                                  (12b-1 Plan)

     The following classes of the Fund shall be charged the following fees under this combined Distribution and Shareholder Servicing Plan:

          Class                                        Fee
          -----
                                       (as a % of average daily net assets)
         Class J                                      0.25%
         Class R                                      0.50%





                                   Appendix A
               to the Distribution and Shareholder Servicing Plan

                          Rule 12b-1 Related Agreement


[Date]

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202


[Recipient's Name and Address]


Ladies and Gentlemen:

     This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the "Plan") adopted by Jensen Portfolio, Inc. (the "Fund"), on behalf of the Classes of shares listed on Schedule A (the "Classes"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Agreement") have been approved by a majority of the Board of Directors of the Fund, including a majority of the Board of Directors who are not "interested persons" of the Fund, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

     1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares and/or services to Fund shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

     You agree that all activities conducted under this Rule 12b-1 Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the National Association of Securities Dealers, Inc.

     2. You shall furnish us with such information as shall reasonably be requested either by the Directors of the Fund or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b-1 Agreement.

     3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

     4. This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Fund and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

     5. This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Directors of the Fund and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.


Quasar Distributors, LLC


By:
    -------------------------------------
    James Schoenike, President



Accepted:

-----------------------------------------
(Dealer or Service Provider Name)

-----------------------------------------
(Street Address)

-----------------------------------------
(City)(State)(ZIP)

-----------------------------------------
(Telephone No.)

-----------------------------------------
(Facsimile No.)


By:
   --------------------------------------
(Name and Title)




                                   Schedule A
                                     to the
                          Rule 12b-1 Related Agreement


     For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:

Fee of ___% [which shall not exceed ___%] of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the customer's dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.







               [FRONT OF CARD] THREE EASY WAYS TO VOTE YOUR PROXY


--------------------------- -------------------------- -------------------------
    To vote by Telephone     To vote by Internet           To vote by Mail
 1) Read the Proxy          1) Read the Proxy          1) Read the Proxy
    Statement and have this    Statement and have this    Statement.
    Proxy card at hand.        Proxy card at hand.     2) Check the
 2) Call                    2) Go to:                     appropriate boxes on
    1-800-690-6903.            www.proxyweb.com           the reverse side.
 3) Enter the               3) Enter the               3) Sign and date the
    14-digit number at left    14-digit number at left    Proxy card below.
    and follow the simple      and follow the simple
    instructions.              instructions.           4) Return the Proxy
                               card in the envelope       provided.


 -------------------------- -------------------------- -------------------------

          IF YOU VOTE BY TELEONE OR INTERNET, DO NOT MAIL YOUR CARD.

****     CONTROL NUMBER:  999 999 999 999 99****

THE JENSEN PORTFOLIO, INC..       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                      OF DIRECTORS OF THE JENSEN PORTFOLIO, INC.


         PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS -- JULY 14, 2003

The undersigned hereby appoints as proxies Gary W. Hibler and Robert F. Zagunis, and each of them (with power of substitution), to vote all shares of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 5:00 p.m. Pacific Time, on July 14, 2003, at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390, and any adjournment(s) thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

                                 Date ______________________________, 2003

                    ------------------------------------------------------------
                    |                                                          |
                    ------------------------------------------------------------
                    Signature (owner, joint owners, trustee, custodian, etc.) (Sign in the Box)

                    Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



[BACK OF CARD]

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.


The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

                                                             FOR AGAINST ABSTAIN
1.   To  approve  the  Amended  and  Restated   Articles  of [ ]   [ ]     [ ]
     Incorporation    for   the   Fund   to   provide    for
     classification of shares.

2.   To approve the Amended and  Restated  Distribution  and
     Shareholder Servicing Plan for the Fund shares pursuant [ ]   [ ]     [ ]
     to Rule 12b-1 under the Investment Company Act of 1940.




YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                           PLEASE SIGN ON REVERSE SIDE
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